  Exhibit 99.1

WaMuMortgage Pass-Through Certificates
Series 2005-AR15 Marketing Materials

Class B-1 through Class B-9 Certificates Marketing Materials
MTA Indexed Option ARMS

$185,074,000 (Approximate, Subject to
+/- 10% Variance)

WaMuAsset Acceptance Corp.
Depositor

Washington Mutual Bank
Servicer

WaMuCapital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp. The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information. WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction. This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet

Date Prepared: [October 31], 2005

WaMuMortgage Pass-Through Certificates, Series 2005-AR15

$185,074,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Subordinate Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (1)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	TrancheType	Expected Ratings S&P / Moody’s
A-1A1	$ 942,706,000	Not Offered Hereby		Variable (3)	Senior	AAA/Aaa
A-1A2	$ 600,000,000			Variable (3)	Senior	AAA/Aaa
A-1B1	$ 109,462,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1B2	$ 54,773,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1B3	$ 80,000,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1B4	$ 70,000,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1C1	$ 170,216,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1C2	$ 112,535,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1C3	$ 141,485,000			Variable (3)	Senior Mezz	AAA/Aaa
A-1C4	$ 40,000,000			Variable (3)	Senior Mezz	AAA/Aaa
R	$ 100.00	Not Offered Hereby			Senior/Residual	AAA/Aaa
X(4)	$ 2,570,518,278	Not Offered Hereby		Variable (4)	Senior IO/PO	AAA/Aaa
B-1	$ 59,122,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	AA+ / Aa1
B-2	$ 42,413,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	AA / Aa2
B-3	$ 14,137,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	AA- / Aa3
B-4	$ 17,993,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	A+ / A1
B-5	$ 12,852,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	A / A2
B-6	$ 10,282,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	A- / A3
B-7	$ 10,282,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	BBB+ / A3
B-8	$ 7,711,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	BBB / Baa1
B-9	$ 10,282,000	5.57 / 6.22	32-98 / 32-479	Variable (5)	Subordinate	BBB- / Baa2
B-10	$ 11,567,000	Privately Offered Certificates		Variable (5)	Subordinate	BB+ / Baa3
B-11	$ 11,567,000			Variable (5)	Subordinate	BB / Ba2
B-12	$ 5,141,000			Variable (5)	Subordinate	BB- / Ba3
B-13	$ 17,993,000			Variable (5)	Subordinate	B /NR
B-14	$ 17,999,178			Variable (5)	Subordinate	NR / NR

Total:

$ 2,570,518,278

(1) Distributions on the Class A-1A1, Class A-1A2, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1B4, Class A-1C1, Class A-1C2, Class A-1C3, Class A-1C4, Class X, Class R and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans (the “Mortgage Loans”).   Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Windows for the Offered Certificates are shown to the Optional Call Date (as defined herein) and to Maturity.

(3) On each Distribution Date (as defined herein), the certificate interest rate for the Class A-1A1, Class A-1A2, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1B4, Class A-1C1, Class A-1C2, Class A-1C3 and Class A-1C4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) 10.50%.

(4) The Class X Certificates will consist of one interest only component (the “Class X IO Component”) and one principal only component (the “Class X PO Component”).  The Class X IO Component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.   The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a certificate interest rate equal to the excess, if any, of (i) the weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over (ii) a rate equal to the product of (1) the interest accrued on the certificates (other than the Class X Certificates) for such Distribution Date multiplied by (2) 12 divided by the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The Class X PO Component will have an initial principal balance equal to zero which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X PO Component, as described herein.

(5) For each Distribution Date, the certificate interest rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12, Class B-13 and Class B-14 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

Transaction Summary:

Depositor:  WaMu Asset Acceptance Corp. (“WAAC”)

Servicer:  Washington Mutual Bank (“WMB”).

Lead Manager:  WaMu Capital Corp.

Co-Manager:  Greenwich Capital Markets, Inc.

Trustee:  LaSalle Bank

Rating Agencies:  It is anticipated that the Senior Certificates will be rated by Moody’s and Standard & Poor’s and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date:  November 1, 2005

Expected Pricing Date:  On or about November 02, 2005.

Closing Date:  On or about November 22, 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005.

Servicing Fee:  0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class A-1A1, Class A-1A2, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1B4, Class A-1C1, Class A-1C2, Class A-1C3 and Class A-1C4 Certificates (the “Class A Certificates”) and the Class X and Class R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12, Class B-13 and Class B-14 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are being offered hereby and are referred to herein as the “Offered Certificates”).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

Accrued Interest:  The price to be paid by investors for the Class A and Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include 21 days of accrued interest.

Interest Accrual Period:  The interest accrual period for the Class A Certificates and Subordinate Certificates for a given Distribution Date will be the period beginning on the 25th day of the month immediately preceding the month during which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis).   The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, Class B-12, Class B-13 and Class B-14 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Compensating Interest:  Compensating interest paid by the Servicer with respect to the Mortgage Loans will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the Mortgage Loans made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the Mortgage Loans, any reinvestment income realized by the Servicer relating to payoffs on the Mortgage Loans made during the prepayment period, and interest payments on the payoffs received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans.

Mortgage Loans:  As of November 1, 2005, the aggregate principal balance of the mortgage loans described herein is anticipated to be approximately $2,570,518,278 (the “Mortgage Loans”).   The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the Minimum Monthly Payment is set at origination and, after an initial fixed rate period of 1 or 3 months, is adjusted on approximately the same date annually thereafter, subject to the limitations set forth below, to an amount which will fully amortize the Mortgage Loan at the then current mortgage interest rate in equal monthly installments over its remaining term to maturity (the “Minimum Monthly Payment”).  This adjustment is subject to the conditions that (i) the amount of the Minimum Monthly Payment will not increase or decrease by an amount that is more than 7.50% of the current Minimum Monthly Payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

On the Closing Date, the aggregate principal balance of the mortgage loans as of the Cut-off Date is expected to be approximately $2,570,518,278, subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the closing date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balanceof any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from the amounts shown herein.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Subordinate Certificates, initially 9.70% total subordination.

Credit Enhancement
Class	Percent
B-1	7.40%
B-2	5.75%
B-3	5.20%
B-4	4.50%
B-5	4.00%
B-6	3.60%
B-7	3.20%
B-8	2.90%
B-9	2.50%
B-10	2.05%
B-11	1.60%
B-12	1.40%
B-13	0.70%
B-14	0.00%

Shifting Interest:  Until the first Distribution Date occurring after November 2015, the Subordinate Certificates will be locked out from receipt of prepayments in full on a Mortgage Loan (each, a “Payoff”) and partial prepayments on a Mortgage Loan, including any amounts in excess of the Minimum Monthly Payment (each, a “Curtailment”) (net of Deferred Interest) (unless the Class A and the Class X PO Component are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal payments (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
December 2005 – November 2015	0% Pro Rata Share
December 2015 – November 2016	30% Pro Rata Share
December 2016 – November 2017	40% Pro Rata Share
December 2017 – November 2018	60% Pro Rata Share
December 2018 – November 2019	80% Pro Rata Share
December 2019 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates has at least doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2008, and the cumulative realized losses on the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 20%,  the Subordinate Certificates will be entitled to 50% of their pro rata share of Payoffs and Curtailments (net of Deferred Interest) or (ii) on or after the Distribution Date in December 2008, and the cumulative realized losses on the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 30%, the Subordinate Certificates will be entitled to 100% of their pro rata share of Payoffs and Curtailments (net of Deferred Interest).

In the event the current aggregate principal balance of the Class A Certificates and the Class X PO Component, divided by the aggregate principal balance of the Class A Certificates, the Class X PO Component, and the Subordinate Certificates (the “Senior Percentage”) exceeds the applicable initial Senior Percentage as of the Closing Date, the Class A Certificates and the Class X PO Component will receive all Payoffs and Curtailments (net of Deferred Interest) for the Mortgage Loans.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

Carryover Shortfall Amount:  If on any Distribution Date, one month LIBOR plus the related margin for the Class A   or Subordinate Certificates is greater than the applicable Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class and 10.50% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the certificate interest rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  The Carryover Shortfall Amount for the Subordinate Certificates will be paid sequentially to the Class B1 through Class B14 Certificates, in order of seniority, from interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates and after such Carryover Shortfall payments to the Class A Certificates).

Adjusted Cap Rate:   The “Adjusted Cap Rate” for any Distribution Date and any class of Class A and Subordinate Certificates equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:  For the Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over Payoffs and Curtailments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will first be allocated against interest otherwise distributable to the Class X Certificates and then will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable certificate interest rate for such class, over (ii) the amount of current interest that would have accrued had the certificate interest rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

Yield Maintenance Agreement:  On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with the counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates.   The notional balance of the Yield Maintenance Agreement and the strike rates are in the tables below.  The payment pursuant to the YMA will be based on the lesser of the YMA scheduled notional balance and the actual aggregate principal balance of the Class A Certificates.   The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.24%.   The Yield Maintenance Agreement will terminate after the Distribution Date in July 2014.   Any payments received from the YMA will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

Yield Maintenance Agreement Schedule and Strike Rates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	28	1,287,700,179	9.49333	55	697,672,535	8.84977	82	357,914,253	8.84987
2	2,263,668,180	8.84974	29	1,258,826,817	8.84990	56	680,694,502	9.16076	83	349,140,207	9.16087
3	2,216,574,155	8.84975	30	1,230,518,660	9.16090	57	664,125,667	8.84977	84	340,578,599	8.84988
4	2,170,401,487	9.84937	31	1,202,761,240	8.84991	58	647,956,227	8.84978	85	332,224,327	9.16088
5	2,125,130,553	8.84976	32	1,175,541,467	9.16091	59	632,176,613	9.16077	86	324,072,407	8.84989
6	2,080,742,247	9.16075	33	1,148,843,853	8.84992	60	616,777,487	8.84978	87	316,117,977	8.84990
7	2,037,213,974	8.84977	34	1,122,657,708	8.84993	61	601,749,729	9.16078	88	308,356,292	9.84953
8	1,994,525,541	9.16076	35	1,096,969,561	9.16093	62	587,084,442	8.84979	89	300,782,718	8.84991
9	1,952,652,926	8.84978	36	1,071,699,778	8.84994	63	572,772,938	8.84979	90	293,392,732	9.16091
10	1,911,579,493	8.84978	37	1,046,742,882	9.16095	64	558,806,737	9.84942	91	286,181,921	8.84991
11	1,871,284,328	9.16078	38	1,022,270,466	8.84996	65	545,177,561	8.84980	92	279,145,978	9.16092
12	1,831,651,914	8.84980	39	1,002,984,311	8.84996	66	531,877,331	9.16080	93	272,280,695	8.84992
13	1,792,512,345	9.16080	40	984,015,168	9.84961	67	518,898,160	8.84981	94	265,581,969	8.84993
14	1,754,141,632	8.84981	41	964,906,514	8.84994	68	506,232,349	9.16081	95	259,045,793	9.16093
15	1,716,523,868	8.84981	42	946,060,718	9.16090	69	493,872,384	8.84982	96	252,668,256	8.84994
16	1,679,643,479	9.84944	43	927,342,165	8.84988	70	481,810,929	8.84982	97	246,445,542	9.16094
17	1,643,484,730	8.84982	44	908,651,626	9.16087	71	470,040,824	9.16082	98	240,373,924	8.84995
18	1,608,032,299	9.16083	45	888,288,208	8.84984	72	458,555,080	8.84983	99	234,449,765	8.84996
19	1,573,268,053	8.84984	46	868,323,533	8.84980	73	447,346,874	9.16083	100	228,669,518	9.84960
20	1,539,175,791	9.16084	47	848,800,679	9.16076	74	436,409,547	8.84984	101	223,029,716	8.84997
21	1,505,732,090	8.84985	48	828,603,924	8.84975	75	425,736,600	8.84984	102	217,526,978	9.16097
22	1,472,927,917	8.84985	49	808,521,520	9.16074	76	415,321,686	9.49328	103	212,158,003	8.84998
23	1,440,746,482	9.16086	50	788,918,155	8.84975	77	405,158,613	8.84985	104	206,919,570	9.16098
24	1,409,094,720	8.84987	51	769,783,397	8.84976	78	395,241,336	9.16085	105	0	0.00000
25	1,377,835,715	9.16087	52	751,103,624	9.84937	79	385,563,952	8.84986
26	1,347,192,072	8.84988	53	732,873,258	8.84976	80	376,120,703	9.16086
27	1,317,151,032	8.84989	54	715,069,807	9.16075	81	366,905,966	8.84987

Allocation of Realized Losses:  Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second, any realized losses remaining on the Mortgage Loans to the Class A Certificates and the Class X PO Component, on a pro-rata basis, until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class A Certificates allocation of realized losses will be allocated in the manner below:

Sequentially to:

a. Class A-1C1, Class A-1C2, Class A-1C3 and Class A-1C4 Certificates pro rata until their respective certificate principal balances are reduced to zero, and

b. Class A-1A1, Class A-1A2, Class A-1B1, Class A-1B2, Class A-1B3 and Class A-1B4 Certificates pro rata until their respective certificate principal balances are reduced to zero, provided, however, that losses that would otherwise be allocable to the Class A-1A1 will instead be allocated to the Class A-1B1, Class A-1B2, Class A-1B3 and Class A-1B4 Certificates pro rata until their respective certificate principal balances are reduced to zero.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, pro rata, at the related certificate interest rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

2) Class R Certificates, as principal, until the certificate principal balance of such class has been reduced to zero;

3) Class A Certificates, principal, pro rata based on the aggregate certificate principal balance or certificate principal balances, as applicable, of sub-clauses (i), (ii), (iii), (iv),(v), (vi) and (vii) below, concurrently:

(i) to the Class A-1A1 Certificates, principal until its certificate principal balance is reduced to zero;

(ii) to the Class A-1A2 Certificates, principal until its certificate principal balance is reduced to zero;

(iii) to the Class A-1B1 and Class A-1B2 Certificates, sequentially, in that order, principal until their respective certificate principal balances are reduced to zero;

(iv) to the Class A-1B3 Certificates, principal until its certificate principal balance is reduced to zero;

(v) to the Class A-1B4 Certificates, principal until its certificate principal balance is reduced to zero;

(vi) to the Class A-1C1, Class A-1C2 and Class A-1C3 Certificates, sequentially, in that order, principal until their respective certificate principal balances are reduced to zero; and

(vii) to the Class A-1C4 Certificates, principal until its certificate principal balance is reduced to zero.

4) Class X PO Component, principal until its component principal balance is reduced to zero;

5) Class A Certificates, to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

6) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

7) Class B-1 Certificates, principal allocable to such Class;

8) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

9) Class B-2 Certificates, principal allocable to such Class;

10) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

11) Class B-3 Certificates, principal allocable to such Class;

12) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

13) Class B-4 Certificates, principal allocable to such Class;

14) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

15) Class B-5 Certificates, principal allocable to such Class;

16) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

17) Class B-6 Certificates, principal allocable to such Class;

18) Class B-7 Certificates, accrued and unpaid interest at the Class B-7 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

19) Class B-7 Certificates, principal allocable to such Class;

20) Class B-8 Certificates, accrued and unpaid interest at the Class B-8 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

21) Class B-8 Certificates, principal allocable to such Class;

22) Class B-9 Certificates, accrued and unpaid interest at the Class B-9 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

23) Class B-9 Certificates, principal allocable to such Class;

24) Class B-10, Class B-11, Class B-12, Class B-13 and Class B-14 Certificates, in sequential order, accrued and unpaid interest at the related certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

25) Class B-10, Class B-11, Class B-12, Class B-13 and Class B-14 Certificates, principal allocable to such Classes;

26) Class R Certificate, any remaining amount.

Available funds from the Mortgage Loans remaining after giving effect to the distributions above, if any, will be allocated the Class R Certificates.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Tables

Class B-1 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.705	4.705	4.705	4.705	4.705
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.39	7.20	4.80	4.17	3.23
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-1 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.718	4.721	4.728	4.732	4.739
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.76	7.61	5.19	4.56	3.62
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Class B-2 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.756	4.756	4.756	4.756	4.756
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.36	7.19	4.79	4.16	3.22
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-2 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.770	4.774	4.781	4.785	4.792
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.73	7.59	5.18	4.56	3.62
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Tables

Class B-3 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.807	4.807	4.807	4.807	4.807
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.34	7.17	4.79	4.16	3.22
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-3 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.822	4.826	4.833	4.838	4.846
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.70	7.57	5.17	4.55	3.61
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Class B-4 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.113	5.113	5.113	5.113	5.113
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.19	7.06	4.74	4.12	3.20
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-4 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.133	5.139	5.150	5.156	5.168
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.54	7.44	5.11	4.50	3.58
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Tables

Class B-5 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.165	5.165	5.165	5.165	5.165
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.17	7.04	4.73	4.11	3.19
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-5 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.185	5.191	5.203	5.209	5.222
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.51	7.42	5.10	4.50	3.58
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Class B-6 to Optional Call Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.318	5.318	5.318	5.318	5.318
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.10	6.99	4.71	4.10	3.18
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-6 to Maturity Date
Price 100-00	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.341	5.348	5.361	5.368	5.383
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.43	7.36	5.07	4.47	3.56
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Tables

Class B-7 to Optional Call Date
Price 98-11	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.525	5.557	5.674	5.726	5.844
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.05	6.95	4.68	4.08	3.16
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-7 to Maturity Date
Price 98-11	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.540	5.575	5.692	5.743	5.853
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.37	7.31	5.04	4.44	3.54
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Class B-8 to Optional Call Date
Price 97-05	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.676	5.732	5.934	6.025	6.229
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	8.01	6.92	4.66	4.06	3.15
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-8 to Maturity Date
Price 97-05	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.685	5.742	5.933	6.018	6.198
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.33	7.27	5.01	4.42	3.52
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479

Tables

Class B-9 to Optional Call Date
Price 94-08	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	6.057	6.173	6.588	6.776	7.196
WAL (yr)	11.08	9.09	5.57	4.73	3.56
MDUR (yr)	7.93	6.85	4.62	4.02	3.12
First Prin Pay	49	49	32	26	18
Last Prin Pay	195	161	98	80	57

Class B-9 to Maturity Date
Price 94-08	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	6.052	6.162	6.544	6.710	7.066
WAL (yr)	12.01	9.99	6.22	5.34	4.10
MDUR (yr)	8.22	7.18	4.94	4.36	3.47
First Prin Pay	49	49	32	26	18
Last Prin Pay	479	479	479	479	479